October 17, 2014

Pzena Mid Cap Focused Value Fund
Pzena Emerging Markets Focused Value Fund
Pzena Long/Short Value Fund

Each, a series of Advisors Series Trust

Investor Class
Institutional Class

Supplement to the Summary Prospectuses, Prospectus, and Statement of Additional
Information (“SAI”), each dated March 31, 2014, as supplemented on June 23, 2014 (with respect to the Pzena Long/Short Value Fund)

Effective October 17, 2014, upon the recommendation of Pzena Investment Management, LLC (the “Adviser”), investment adviser to the Pzena Mid Cap Focused Value Fund, Pzena Emerging Markets Focused Value Fund, and the Pzena Long/Short Value Fund (each a “Fund” and collectively, the “Funds”), each Fund’s principal investment strategies are being revised to allow for investments in real estate investment trusts as a principal strategy.  In connection with this change, effective October 17, 2014, the following modifications are made to the Funds’ Summary Prospectuses, Prospectus, and SAI.

The following sentence is added as the last sentence of the first paragraph of each Fund’s “Principal Investment Strategies” section:

Summary Prospectus and Prospectus:

The Fund may also invest in real estate investment trusts (“REITs”).

The following risk is added to each Fund’s “Principal Risks” section before “New Fund Risk”:

Summary Prospectus and Prospectus:

•
Real Estate Investment Trust (REIT) Risk.  Investments in REITs will be subject to the risks associated with the direct ownership of real estate and annual compliance with tax rules applicable to REITs.  Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.

The following risk is added to the “Risks Common to All Funds” section before “New Fund Risk”:

Prospectus:

Real Estate Investment Trust (REIT) Risk. Investments in REITs will be subject to the risks associated with the direct ownership of real estate.  Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.  REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.  REITs are subject to complex tax qualification and compliance rules.  In addition, REITs have their own expenses, and the Funds will bear a proportionate share of those expenses.

The following sub-section is added to the SAI in the “Investment Policies and Risks” section before the “Initial Public Offerings (“IPOs”)” sub-section:

Real Estate Investment Trusts (“REITs”)
The Funds may invest in shares of REITs.  REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans.  REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code.  Each Fund will indirectly bear its proportionate share of any expenses paid by REITs in which they invest in addition to the expenses paid by the Fund.  Investing in REITs involves certain unique risks.  Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended.  REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects.  REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Act.  REITs (especially mortgage REITs) are also subject to interest rate risks.

Investing in foreign real estate companies makes the Funds more susceptible to risks associated with the ownership of real estate and with the real estate industry in general.  In addition, foreign real estate companies depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets.  Foreign real estate companies have their own expenses, and the Funds will bear a proportionate share of those expenses.

Please retain this Supplement with your
Summary Prospectus, Prospectus and SAI for future reference.